SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
/X/     Preliminary Information Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14c-5(d)(2))
/ /     Definitive Information Statement

                       The Preferred Group of Mutual Funds
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
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        transaction applies:
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        applies:
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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/  /    Fee paid previously with preliminary materials.
/  /    Check box if any part of the fee is offset as provided
        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                         THE PREFERRED FIXED INCOME FUND

                 A SERIES OF THE PREFERRED GROUP OF MUTUAL FUNDS

                                                             __________ __, 2002

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

         This information statement, which is first being mailed on or about _______ __, 2002, is distributed in connection with actions to be taken by written consent of the Majority Shareholder (as defined below) of the Preferred Fixed Income Fund (the "Fund"), a series of The Preferred Group of Mutual Funds (the "Trust"), on or about _______ __, 2002, all as more fully described below. This document is required under the federal securities laws and is provided solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Trustees have set September 25, 2002 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, _________ shares of the Fund were outstanding. Information concerning shareholders who were known to be the record or beneficial owners of more than 5% of the Fund's shares as of the Record Date is set forth below.

                                                   AMOUNT AND            PERCENT
                                                   NATURE OF             OF THE
NAME OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP  FUND

Preferred Stable Principal Collective Trust
("Majority Shareholder")

Caterpillar Investment Trust 401(k) Plan

         The address of the each of the Majority Shareholder and Caterpillar Investment Trust 401(k) Plan is 100 N.E. Adams Street, Peoria, Illinois 61629.

         As of the Record Date, the Trustees of the Trust and the President of the Trust owned the following shares of the Fund:

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NAME OF BENEFICIAL OWNER                              SHARES BENEFICIALLY OWNED*
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* On the Record Date, each of the Trustees and the President of the Trust owned less than 1% of the Fund's outstanding shares, and the Trustees and the President of the Trust as a whole owned less than 1% of the Fund's outstanding shares.

         Caterpillar Investment Management Ltd. ("CIML") serves as manager to the Fund. Caterpillar Securities Inc. ("CSI"), a wholly-owned subsidiary of CIML, serves as the Trust's distributor. The address of the Trust, CIML and CSI is 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602.

         As described more fully below, CIML has proposed that Western Asset Management Company ("Western") serve as subadviser to the Fund and Western Asset Management Company Limited ("WAML," and together with Western, the "Western Companies") serve as tertiary adviser to the Fund. Western would serve pursuant to a subadvisory agreement with CIML (the "Subadviser Agreement"), and WAML would serve pursuant to a tertiary adviser agreement with Western (the "Tertiary Agreement," and together with the Subadviser Agreement, the "Proposed Agreements"). In order for Western and WAML to serve as subadviser and tertiary adviser, respectively, for the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of each of the Proposed Agreements by both the Trust's Board of Trustees and the Fund's shareholders.

         The Proposed Agreements were approved (to be effective upon shareholder approval) by a majority of the Trustees, including a majority of those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreements (the "Independent Trustees"), on August 5, 2002. The Trustees, including the Independent Trustees, have recommended approval of the Proposed Agreements by shareholders, and the Majority Shareholder has indicated on a preliminary basis that it intends to grant such approval by written consent.

         A description of the Proposed Agreements, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of Proposed Agreements." Such description is qualified in its entirety by reference to the forms of the Proposed Agreements set forth in Appendix A and B to this Information Statement. Additional information about the Western Companies is set forth below under "Other Information."

         FURTHER INFORMATION CONCERNING THE FUND IS CONTAINED IN ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE PREFERRED GROUP, P.O. BOX 8320, BOSTON, MA 02266-8320 OR BY TELEPHONING 1-800-662-4769.

                       DESCRIPTION OF PROPOSED AGREEMENTS

         Replacement of Subadviser. CIML continuously monitors and evaluates the Fund's subadviser on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the subadviser's philosophy, investment process, people and performance. After evaluation based on the aforementioned criteria, CIML deemed it was necessary to terminate J.P.

Morgan Investment Management Inc. ("Morgan") as subadviser for the Fund. In July 2002, CIML decided to replace Morgan with the Western Companies. In selecting a replacement for Morgan, CIML first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. CIML then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics. In particular, CIML considered the expected effect on the Fund's overall performance under a variety of market conditions and concluded that replacing Morgan with the Western Companies would be in the best interests of shareholders. Based on the foregoing, CIML recommended, and the Board of Trustees on August 5, 2002 approved, the termination of the Fund's subadvisory agreement with Morgan and its replacement with the Subadviser Agreement and Tertiary Agreement, each to be effective November 1, 2002.

         Subadviser Agreement. Under the Subadviser Agreement, Western receives a fee from CIML based on the Fund assets (the "Fund Assets") together with any other assets managed or advised by Western relating to Caterpillar Inc. or any of its affiliates. (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the Combined Assets at the annual rate of 0.30% of the first $100 million of Combined Assets and 0.15% of Combined Assets over $100 million. This amount is then allocated based upon the ratio of Fund Assets to Combined Assets. If the Subadviser Agreement had been in effect during the fiscal year ended June 30, 2002, CIML would have paid Western $___________.

         The Subadviser Agreement provides that, subject to the supervision of the Trustees and CIML, Western would furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with its Prospectus and Statement of Additional Information. The Subadviser Agreement would also require Western to furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties thereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund for which it is responsible, including assistance in obtaining and verifying prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         The Subadviser Agreement provides that Western, at its expense, may select and contract with one or more investment advisers (the "Tertiary Adviser") for the Fund to perform some or all of the investment advisory services for which it is responsible pursuant to such Subadviser Agreement. Western will compensate any Tertiary Adviser of the Fund for its services to the Fund. Western may terminate the services of any Tertiary Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Tertiary Adviser unless and until a successor Tertiary Adviser is selected. To the extent that more than one Tertiary Adviser is selected, Western shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Tertiary Adviser.

         The Subadviser Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be as of November 1, 2002) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all subadvisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Subadviser Agreement terminates automatically in the event of its assignment or the termination of the management contract between CIML and the Trust, and may be terminated without penalty by the Trust at any time, on written notice to CIML and Western, by CIML on sixty days' written notice to Western and by Western on ninety days' written notice to CIML. To the extent required by the 1940 Act, the Subadviser Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

         The Subadviser Agreement provides that Western shall not be subject to any liability to the Trust, the Fund or CIML, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by Western.

         Tertiary Agreement. Pursuant to the Western's right of delegation provided by the Subadviser Agreement, Western proposes to enter into a Tertiary Agreement with WAML, whereby WAML would act as Tertiary Adviser to the Fund. Under the Tertiary Agreement, WAML receives a fee from Western based on the Fund assets managed or advised by WAML (the "WAML Fund Assets") together with any other assets managed or advised by WAML relating to Caterpillar Inc. or any of its affiliates. (The WAML Fund Assets together with such other assets are collectively referred to as the "WAML Combined Assets.") The tertiary adviser fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the WAML Combined Assets at the annual rate of 0.30% of the first $100 million of WAML Combined Assets and 0.15% of WAML Combined Assets over $100 million. This amount is then allocated based upon the ratio of WAML Fund Assets to WAML Combined Assets. If the Tertiary Agreement had been in effect during the fiscal year ended June 30, 2002, Western would have paid WAML $__________ , assuming an allocation to WAML of __% of the Fund's net assets.

         The Tertiary Agreement provides that, subject to the supervision of the Trustees and Western, WAML would furnish continuously an investment program for the Fund with respect to the Fund's non-U.S. dollar denominated investments, make related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments concerning the same in accordance with its Prospectus and Statement of Additional Information. The Tertiary Agreement would also require WAML to furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties thereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund with respect to its non-U.S. dollar denominated investments, including oversight of the pricing of the Fund's investments managed by it and assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         The Tertiary Agreement provides that it will remain in full force and continue in effect for an initial term of two years from its date of execution (which is expected to be as of November 1, 2002) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Tertiary Agreement terminates automatically in the event of its assignment or in the event that the Subadviser Agreement shall have terminated for any reason, and may be terminated without penalty by the Trust at any time, on written notice to Western and WAML, by Western on ninety days' written notice to WAML and by WAML on ninety days' written notice to Western. To the extent required by the 1940 Act, the Tertiary Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

         Current Subadviser Agreement. Other than with respect to the right to delegate to a Tertiary Adviser and the fee schedule, there are no material differences between the Subadviser Agreement and the current subadvisory agreement between Morgan and CIML with respect to the Fund (the "Current Agreement") dated November 1, 1996, and last submitted to a vote for renewal, and subsequently renewed, by the Board of Trustees on April 28, 2002. Under the Current Agreement, Morgan receives a fee from CIML based on the Fund assets (the "Morgan Fund Assets") together with any other assets managed or advised by Morgan relating to Caterpillar Inc. or any of its affiliates. (The Morgan Fund Assets together with such other assets are collectively referred to as the "Combined Morgan Assets.") The subadvisory fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the Combined Morgan Assets at the annual rate of 0.25% of the first $75 million of Combined Morgan Assets, 0.225% of the next $75 million of such assets, 0.175% of the next $150 million of such assets, 0.125% of the next $100 million of such assets and 0.10% of such assets in excess of $400 million. For the year ended June 30, 2002, the total investment advisory fee paid to Morgan with respect to the Fund was approximately [$239,532].

                               SHAREHOLDER CONSENT

         Approval of each of the Proposed Agreements will require the consent of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's by-laws, it intends to execute a consent to be effective on or about _______, 2002, which would by itself constitute the necessary shareholder approval under the 1940 Act. No action is required to be taken by you as a shareholder of the Fund; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

                                OTHER INFORMATION

         Trustee Review. The Board of Trustees, including a majority of the Independent Trustees, considered and approved the Subadviser Agreement and the Tertiary Agreement at a meeting held on August 5, 2002. The Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Proposed Agreements.

         In arriving at their decision to approve the Proposed Agreements, the Trustees met with representatives of the Western Companies and reviewed information prepared by the Western Companies and materials provided by fund counsel. As part of their review, the Trustees examined the Western Companies' ability to provide high quality investment management services to the Fund. The Trustees considered, with respect to the Western Companies, the investment philosophy and research and decision-making processes of each of Western and WAML; the education and experience of the key advisory personnel responsible for the Fund; the ability of the Western Companies to attract and retain capable research and advisory personnel; the capability and integrity of the senior management and staff of the Western Companies; the level of skill required to manage the Fund; and the investment performance of an investment company and other accounts advised by the Western Companies. The Trustees further took into account current and developing conditions in the financial services industry and noted the economic outlook and the general investment outlook in the markets in which the Fund would invest. The Trustees also considered that the Western Companies had recently been appointed as advisers to certain investment products sponsored by Caterpillar Inc. Based on the foregoing, the Trustees concluded that the Western Companies' investment process, research capabilities and philosophy were well suited to the Fund given the Fund's investment objective and policies.

         In addition, the Trustees reviewed the anticipated quality of the Western Companies' services with respect to (i) regulatory compliance and compliance with the investment policies of the Fund and (ii) any services other than investment management provided to the Fund and its shareholders under the Proposed Agreements. The Trustees evaluated the procedures and systems of the Western Companies that are designed to fulfill the Western Companies' fiduciary duty to the Fund with respect to possible conflicts of interest, including the Western Companies' codes of ethics (regulating the personal trading of their directors, officers and employees) and the allocation of trades among their various investment advisory clients. The Trustees reviewed information concerning the proposed policies and procedures of the Western Companies with respect to the execution of portfolio transactions. The Trustees also considered conditions that might affect the Western Companies' ability to provide high quality services to the Fund in the future under the Proposed Agreements, including the Western Companies' business reputation, financial condition and operational stability.

         The Trustees compared the fees under the Proposed Agreements to those charged by the Western Companies with respect to other investment companies with similar investment objectives and those charged by Morgan under the Current Agreement. In evaluating the fees under the Proposed Agreements, the Trustees also took into account the demands and the complexity of the investment management of the Fund.

         The Trustees further evaluated potential benefits of the advisory relationship to the Western Companies, including, among others, the estimated profitability of the Fund to the Western Companies and the direct and indirect benefits that each of Western and WAML may receive from its relationship with the Fund.

         In their deliberations with respect to these matters, the Trustees were advised by their counsel, who were determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Proposed Agreements, including the investment advisory fees, in light of all of the surrounding circumstances, and noted that there are alternatives to the employment of the Western Companies as subadviser and tertiary adviser to the Fund. Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that approval of the Proposed Agreements was in the best interest of the Fund and its shareholders.

         The Western Companies. Western, a California corporation, and WAML, a United Kingdom corporation, are both wholly owned subsidiaries of Legg Mason, Inc., Legg Mason Tower, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203. The address of the principal executive offices of each of Western and its directors and principal executive officers is 117 E. Colorado Blvd., Pasadena, CA 91105. The address of the principal executive offices of each of WAML and its directors and principal executive officers is 115 Bishopgate, London, UK EC2M3XG and/or 117 E. Colorado Blvd., Pasadena, CA 91105.

         The directors of both Western and WAML are: James W. Hirschmann, Tim Scheve and Ed Taber. Michael B. Zelouf is a director of WAML only. James W. Hirschman is the Chief Executive Officer of Western and the Managing Director of WAML. The principal occupation of each of the directors and principal executive officer listed above is as a director or executive officer of Western, WAML and/or Legg Mason, Inc.

         Other Investment Companies. The Western Companies also provide investment advisory services to other investment companies, the investment objective of which might be deemed similar to that of the Fund. Information with respect to such other investment companies is included in the table below.

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                                                  SIZE
NAME                                          (IN MILLIONS)        COMPENSATION1
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Western Asset Core Plus Portfolio2                1,225                0.35%
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Horace Mann Mutual Fund                            125                 0.21%
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AIT Select Strategic Income Fund                   102                 0.29%
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Market Street Fund, Inc. Bond Portfolio3           58                  0.20%
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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY




-----------------------------------
         1 The compensation is allocated between Western and WAML in accordance with the portion of assets they advise for each fund.

         2 Western has contractually agreed to waive its fees and/or reimburse the Western Asset Core Plus Portfolio, until August 1, 2003, to the extent the Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) exceed during that month .40% and .70% of the net assets for the institutional class shares and financial intermediary class shares, respectively.

         3 The fund does not invest in non-U.S. dollar denominated assets; therefore, WAML is not involved in the management of this fund.

                                                                      APPENDIX A

                           PREFERRED FIXED INCOME FUND

                              SUBADVISER AGREEMENT

         Subadviser Agreement executed as of ___________ between CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager"), and WESTERN ASSET MANAGEMENT COMPANY, a California corporation (the "Subadviser").

                                   WITNESSETH:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

         (a) Subject always to the control of the trustees of The Preferred Group of Mutual Funds (the "Trustees"), a Massachusetts business trust (the "Trust"), the Subadviser, at its expense, will furnish continuously an investment program for the Preferred Fixed Income Fund (the "Fund"), a series of the Trust, and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's Agreement and Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which will be supplied promptly to the Subadviser upon filing with the Securities and Exchange Commission), (ii) will use its best efforts to safeguard and promote the welfare of the Fund, (iii) will comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Subadviser in writing, and (iv) shall exercise the same care and diligence expected of the Trustees. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

         (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund for which it is responsible, including oversight of the pricing of the Fund's portfolio managed by it and assistance in obtaining prices for such portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion. The Trust agrees that any entity or person associated with the Subadviser or any affiliated person of the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

         (d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

         (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, the Subadviser, at its expense, may select and contract with one or more investment advisers (the "Tertiary Adviser") for the Fund to perform some or all of the investment advisory services for which it is responsible pursuant to paragraph (a) of this
Section 1 (and any related facilities or services for which it is responsible under paragraph (b) of this Section 1). The Subadviser will compensate any Tertiary Adviser of the Fund for its services to the Fund. The Subadviser may terminate the services of any Tertiary Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Tertiary Adviser unless and until a successor Tertiary Adviser is selected. To the extent that more than one Tertiary Adviser is selected, the Subadviser shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Tertiary Adviser.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

         The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract dated as of November 1, 1996 between the Manager and the Trust, with respect to the Fund, shall have terminated for any reason, and the Manager shall provide written notice of any such termination of the Management Contract to the Subadviser; and, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), this Agreement shall not be amended unless such amendment be approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

         (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act, and the rules and regulations thereunder, or

         (c) The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act or (d) there is a material adverse change in the business or financial position of the Subadviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF SUBADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      NOTICES.

         All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

         IN WITNESS WHEREOF, CATERPILLAR INVESTMENT MANAGEMENT LTD. and WESTERN ASSET MANAGEMENT COMPANY have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                          CATERPILLAR INVESTMENT MANAGEMENT LTD.


                                          By: _______________________________
                                          Title:


                                          WESTERN ASSET MANAGEMENT COMPANY


                                          By: _______________________________
                                          Title:


         The foregoing is accepted by:


                                          THE PREFERRED GROUP OF MUTUAL FUNDS


                                          By: __________________________
                                          Title:

                                   SCHEDULE A


         1. For purposes of calculating the fee to be paid to the Subadviser under this Agreement:

                  "Fund Assets" shall mean the net assets of the Fund;

                  "Plan Assets" shall mean the net assets of the portion of assets managed by the Subadviser, excluding the Fund, (i) of any constituent fund of the Caterpillar Investment Management Ltd. Tax Exempt Group Trust, (ii) of any assets managed or advised by the Manager for which the Subadviser has been appointed subadviser by the Manager, (iii) of Caterpillar Inc. or any of its subsidiaries or (iv) of any employee benefit plan sponsored by Caterpillar Inc. or any of its subsidiaries;

                  "Combined Assets" shall mean the sum of Fund Assets and Plan Assets; and

                  "Average Quarterly Net Assets" shall mean the average of the net asset value of the Fund Assets, Plan Assets or Combined Assets, as the case may be, as of the last business day of each month in the calendar quarter.

         2. The Subadviser fee shall be paid in arrears (within 10 days of receipt by the Manager of an invoice from the Subadviser) based upon the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable for the calendar quarter shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four. The portion of the quarterly fee to be paid by the Manager shall be prorated based upon the Average Quarterly Net Assets of the Fund Assets as compared to the Average Quarterly Net Assets of the Combined Assets. For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

         3. The following fee schedule shall be used to calculate the fee to be paid to the Subadviser under this Agreement:


                                   First        Over
                                    $100        $100
                                  Million      Million
                                  -------      -------
                                    .30%         .15%

                                                                      APPENDIX B

                           PREFERRED FIXED INCOME FUND

                           TERTIARY ADVISER AGREEMENT

         Tertiary Adviser Agreement executed as of ___________ between WESTERN ASSET MANAGEMENT COMPANY, a California corporation ("Subadviser"), and WESTERN ASSET MANAGEMENT COMPANY LIMITED, a United Kingdom corporation (the "Tertiary Adviser").

         WHEREAS, The Preferred Group of Mutual Funds, a Massachusetts business trust (the "Trust"), has entered into a Management Contract with Caterpillar Investment Management Ltd., a Delaware corporation (the "Manager"), concerning the provision of investment management and related services for the Trust's Preferred Fixed Income Fund series (the "Fund"); and

         WHEREAS, in accordance with the Management Contract, the Manager has entered into a Subadviser Agreement with the Subadviser whereby the Subadviser has agreed, among other things, to furnish continuously an investment program for the Fund; and

         WHEREAS, the Subadviser, as permitted under the Subadviser Agreement and in connection with the investment management services performed by it thereunder on behalf of the Fund, wishes to retain the services of the Tertiary Adviser, and the Tertiary Adviser is willing to furnish such services;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY TERTIARY ADVISER TO THE TRUST.

         (a) Subject always to the control of the trustees of the Trust (the "Trustees") and to the supervision of the Subadviser, the Tertiary Adviser, at its expense, (i) will furnish continuously an investment program for the Fund with respect to the Fund's non-U.S. dollar denominated investments, (ii) will make related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments concerning the same and (iii) upon mutual agreement, will perform such other duties as may reasonably be delegated to the Tertiary Adviser by the Subadviser from time to time. In the performance of its duties, the Tertiary Adviser (i) will comply with the provisions of the Trust's Agreement and Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Tertiary Adviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which will be supplied to the Tertiary Adviser upon filing with the

Securities and Exchange Commission), (ii) will use its best efforts to safeguard and promote the welfare of the Fund, (iii) will comply with other policies which the Trustees, the Manager or the Subadviser, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Tertiary Adviser in writing, and (iv) shall exercise the same care and diligence expected of the Trustees. The Tertiary Adviser and the Subadviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund with respect to its non-U.S. dollar denominated investments and to consult with each other regarding the investment affairs of the Fund concerning the same.

         (b) The Tertiary Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund with respect to its non-U.S. dollar denominated investments, including oversight of the pricing of the Fund's investments managed by it and assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Tertiary Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Tertiary Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Tertiary Adviser in writing, the Tertiary Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Tertiary Adviser or any affiliated person of the Tertiary Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Tertiary Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Tertiary Adviser's overall responsibilities with respect to the Fund and to other clients of the Tertiary Adviser and any affiliated person of the Tertiary Adviser as to which the Tertiary Adviser or any affiliated person of the Tertiary Adviser exercises investment discretion. The Trust agrees that any entity or person associated with the Tertiary Adviser or any affiliated person of the Tertiary Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

         (d) The Tertiary Adviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Tertiary Adviser pursuant to this Section 1.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Tertiary Adviser, and in any person controlling, controlled by or under common control with the Tertiary Adviser, and that the Tertiary Adviser and any person controlling, controlled by or under common control with the Tertiary Adviser may have an interest in the Trust. It is also understood that the Tertiary Adviser and persons controlling, controlled by or under common control with the Tertiary Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE TERTIARY ADVISER.

         The Subadviser will pay to the Tertiary Adviser as compensation for the Tertiary Adviser's services rendered, for the facilities furnished and for the expenses borne by the Tertiary Adviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Subadviser Agreement dated as of _______ between the Subadviser and the Manager, with respect to the Fund, shall have terminated for any reason, and the Subadviser shall provide notice of any such termination of the Subadviser Agreement to the Tertiary Adviser; and, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), this Agreement shall not be amended unless such amendment be approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager, Subadviser or Tertiary Adviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Tertiary Adviser, or

         (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, Subadviser or Tertiary Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Tertiary Adviser may continue to serve hereunder in a manner consistent with the 1940 Act, and the rules and regulations thereunder, or

         (c) The Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Tertiary Adviser, and the Tertiary Adviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser.

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Tertiary Adviser shall promptly notify the Subadviser in writing of the occurrence of any of the following events: (a) the Tertiary Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Tertiary Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Tertiary Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Tertiary Adviser or any parent of the

Tertiary Adviser within the meaning of the 1940 Act or (d) there is a material adverse change in the business or financial position of the Tertiary Adviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF TERTIARY ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Tertiary Adviser, or reckless disregard of its obligations and duties hereunder, the Tertiary Adviser shall not be subject to any liability to the Manager, to the Subadviser, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except with the agreement or on the specific instructions of the Trustees, the Manager or the Subadviser, the Tertiary Adviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      NOTICES.

         All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

         IN WITNESS WHEREOF, WESTERN ASSET MANAGEMENT COMPANY and WESTERN ASSET MANAGEMENT COMPANY LIMITED have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                        WESTERN ASSET MANAGEMENT COMPANY


                                        By: _______________________________
                                        Title:


                                        WESTERN ASSET MANAGEMENT COMPANY LIMITED


                                        By: _______________________________
                                        Title:


         The foregoing is accepted by:


                                        THE PREFERRED GROUP OF MUTUAL FUNDS


                                        By: __________________________
                                              Title:


                                        CATERPILLAR INVESTMENT MANAGEMENT LTD.


                                        By: __________________________
                                              Title:

                                   SCHEDULE A


         1. For purposes of calculating the fee to be paid to the Tertiary Adviser under this Agreement:

                  "Fund Assets" shall mean the net assets of the portion of assets of the Fund managed by the Tertiary Adviser;

                  "Plan Assets" shall mean the net assets of the portion of assets managed by the Tertiary Adviser, excluding the Fund, (i) of any constituent fund of the Caterpillar Investment Management Ltd. Tax Exempt Group Trust, (ii) of any assets managed or advised by the Subadviser for which the Tertiary Adviser has been appointed tertiary adviser by the Subadviser, (iii) of Caterpillar Inc. or any of its subsidiaries or (iv) of any employee benefit plan sponsored by Caterpillar Inc. or any of its subsidiaries;

                  "Combined Assets" shall mean the sum of Fund Assets and Plan Assets; and

                  "Average Quarterly Net Assets" shall mean the average of the net asset value of the Fund Assets, Plan Assets or Combined Assets, as the case may be, as of the last business day of each month in the calendar quarter.

         2. The Tertiary Adviser fee shall be paid in arrears (within 10 days of receipt by the Subadviser of an invoice from the Tertiary Adviser) based upon the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable for the calendar quarter shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four. The portion of the quarterly fee to be paid by the Subadviser shall be prorated based upon the Average Quarterly Net Assets of the Fund Assets as compared to the Average Quarterly Net Assets of the Combined Assets. For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Tertiary Adviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

         3. The following fee schedule shall be used to calculate the fee to be paid to the Tertiary Adviser under this Agreement:

                                    First       Over
                                     $100       $100
                                  Million      Million
                                  -------      -------
                                     .30%       .15%